Interest income	9 Months Ended
Sep. 30, 2026
Interest expense (income), defined benefit plans [abstract]
Interest income
5. Interest income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	$	$	$	$
Interest on bank deposits	187,598	75,954	443,269	489,863
Total interest income	187,598	75,954	443,269	489,863
Lifezone generates interest income through its corporate treasury operations by investing group cash in deposits earning interest linked to the Secured Overnight Financing Rate (“SOFR”). Interest on bank deposits excludes interest income on cash in the bank accounts of Kabanga Nickel Limited that has been offset against capitalized borrowing costs. For further details on the capitalized interest, please refer to Note 13.